PREMISES AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2013
PREMISES AND EQUIPMENT
Schedule of details of premises and equipment

Details of premises and equipment at December 31 are as follows (dollars in thousands):

	2013	2012

Land	$1,781	$2,062
Buildings and improvements	12,911	13,151
Furniture, fixtures, and equipment	6,833	5,916
Construction in progress	145	19
Total cost basis	21,670	21,148
Less - accumulated depreciation	11,460	10,515

Net book value	$10,210	$10,633